UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025 (November 11, 2025)

LAMY

(Exact name of registrant as specified in its charter)

Wyoming	000-56599	37-2039216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 4th Street N #23494

St. Petersburg, Florida 33702

(Address of principal executive offices, including zip code)

509-605-6533

(Registrant’s telephone number, including area code)

201 Allen Street, Unit 10104

New York, New York 10002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Plan and Agreement of Reorganization

On November 11, 2025, L A M Y, a Wyoming corporation (the “Company”), entered into a Plan and Agreement of Reorganization (the “Reorganization Agreement”), with the shareholders of Exousia Ai, Inc., a Florida corporation (“Exousia Ai”), pursuant to which the Company would acquire 100% of the issued and outstanding capital stock of Exousia Ai, with Exousia Ai becoming the Company’s wholly-owned subsidiary, in consideration of the Company’s issuing a total of 62,223,000 shares of Company common stock (the “Acquisition Shares”) to the shareholders of Exousia Ai.

On November 17, 2025, the parties closed the Reorganization Agreement, such that Exousia Ai has become a wholly-owned subsidiary of the Company and the shareholders of Exousia Ai were issued the Acquisition Shares (Exousia Pro Holding Management, LLC as to 41,223,0000 of the Acquisition Shares and Progenicyte Japan CO., LTD. as to 21,000,000 of the Acquisition Shares).

The acquisition of Exousia Ai was pursued and consummated by the Company, after the Company’s Board of Directors had determined, after investigating the Exousia Ai opportunity, that the best interests of the Company and its shareholders would be best served by acquiring Exousia Ai.

Effective as of the closing of the Reorganization Agreement, Zhang Shengwu resigned as the Company’s Sole Officer and Director and Matthew Dwyer was appointed as the Company’s new Sole Officer and Director. See Item 5.01 Changes in Control of Registrant.

The Company’s Board of Directors has adopted the business plan of Exousia Ai as part of its overall business plan. Please see “The Company After Acquiring Exousia Ai, Inc.” below for a complete description of the Company following the acquisition of Exousia Ai, its business plans, its financial condition and the current status of its business efforts, as a combined enterprise with Exousia Ai.

The foregoing description of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Reorganization Agreement filed as Exhibit 2.1 to this Current Report and incorporated by reference in this Current Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01. Entry into a Material Definitive Agreement is incorporated in this Item 2.01.

The Company After Acquiring Exousia Ai, Inc.

The Company’s Board of Directors has adopted the business plan of Exousia Ai as part of its overall business plan. The following sets forth certain information regarding the Company that reflects these recent changes.

FORWARD-LOOKING STATEMENTS

References in this Current Report on Form 8-K to the “Company”, “us”, “we” and “our” include L A M Y and Exousia Ai, Inc., a Florida corporation, the Company’s wholly-owned subsidiary, unless otherwise indicated.

In addition, certain other forward-looking statements herein are statements regarding financial and operating performance and results and other statements that are not historical facts. The words “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “forecast” and similar expressions are intended to identify forward-looking statements. Certain important risks could cause results to differ materially from those anticipated by some of the forward-looking statements. Some, but not all, of the important risks that could cause actual results to differ materially from those suggested by the forward-looking statements include, among other things: events that deprive the Company of the services of its executive officers; the Company’s ability to increase its product sales; the Company’s ability to obtain needed capital; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of the Company.

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Business of Exousia Ai

Business Summary

Our company is a clinical stage biotechnology company developing new ways to exploit the therapeutic potential of exosomes, initially focused in the field of oncology. Our proprietary manufacturing process utilizes plant-based materials to create exosomes used in a number of commercial applications, including dermatology and dentistry. Our proprietary loading technology can infuse a range of molecules from drugs to DNA.

Our Exosome Vision

We believe the future of plant-based exosomes is rich with potential. As technology advances, plant exosomes could become a cornerstone of green biotechnology, offering sustainable, efficient and biocompatible solutions across medicine, agriculture and food science, for example. Their natural properties, combined with ongoing research and technological developments, make them an exciting frontier in therapeutic delivery, disease prevention and environmental sustainability.

Within our exosome strategy, we have established three separate divisions in which our planned future activities will operate.

Biotech: This division will create new therapies using exosomes, focusing on cancer.

Cosmeceutical: This division will focus on using exosomes in the multi-billion-dollar skincare industry. We are in the midst of two studies using our plant-based exosomes in skincare treatments.

Nutraceutical: This division will work on adding exosomes to certain anti-aging supplements, IV therapies, tinctures and peptides.

About Exosomes

Exosomes were first discovered in the 1980s, when researchers initially observed small vesicles being secreted by cells. These vesicles were believed to be cellular debris or byproducts of cell turnover. The breakthrough came in 1983, when two independent studies - one by John Raposo and colleagues and another by Peter Harding and his team - revealed that exosomes were not just cellular waste, but functional entities with important roles in intercellular communication. The researchers identified exosomes as small, membrane-bound vesicles ranging from 30 to 150 nanometers in diameter, released from multivesicular bodies (MVBs) into the extracellular space. These discoveries challenged earlier assumptions and opened the door to understanding exosomes as key players in various biological processes, including immune response, cell signaling, and disease progression. As the field advanced, it became clear that exosomes contained proteins, lipids, and RNA, positioning them as crucial vehicles for cell-to-cell communication and potential therapeutic applications.

Exosomes: The “FedEx® of Cells”

Exosomes are often likened to couriers because they act as delivery vehicles, transporting various molecular cargo, such as proteins, lipids, and RNA, between cells. Just as a courier picks up and delivers packages from one location to another, exosomes carry their cargo from one cell to another, facilitating communication between distant cells. This "delivery" allows exosomes to transfer information that can influence the behavior of recipient cells, such as triggering immune responses, regulating gene expression, or even contributing to disease processes like cancer metastasis. The ability of exosomes to travel through bodily fluids like blood, saliva, and urine, delivering their cargo to specific target cells, underscores their role as highly efficient biological couriers, enabling complex signaling networks within the body.

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Plant-Based Exosomes

Plant-based exosomes, also known as plant-derived exosomes or extracellular vesicles (EVs), are similar to the exosomes found in animal cells, but they are secreted by plant cells. These vesicles are small, membrane-bound structures that carry various molecular cargo, such as proteins, lipids, RNA, and other biomolecules. Just like animal exosomes, plant-derived exosomes are involved in intercellular communication, though their functions and mechanisms are still being actively researched.

What distinguishes plant-based exosomes from animal-derived exosomes is that they are naturally produced by plants and can be isolated from plant tissues, fruits, seeds, and even plant-based foods. They have gained attention for their potential use in food science, nutrition, and biomedicine due to their bioactive components and potential health benefits.

Key Features and Potential Applications

Our company views plant-based exosomes as having many potentially significant capabilities, useful in the following applications, among others:

Health Benefits: Plant exosomes are believed to carry bioactive compounds like small RNAs, proteins, and polyphenols, which can have antioxidant, anti-inflammatory, and anticancer properties. There is increasing interest in using these vesicles as nutraceuticals-biologically active food ingredients that promote health and prevent disease.

Drug Delivery: Plant-derived exosomes are also being explored for their potential to serve as drug delivery systems. They have natural properties that may make them less likely to trigger immune responses compared to synthetic or animal-derived vesicles, offering a potential advantage in clinical applications.

Environmental and Eco-Friendly: Unlike animal-derived exosomes, which can raise ethical and environmental concerns, plant-based exosomes are considered more sustainable and environmentally friendly. They can be isolated from plants that are grown in abundance, making them a renewable resource for various applications.

Viral Immunity and Disease Management: Some research has suggested that plant exosomes may play a role in plant immunity, helping plants resist infections by transporting defensive molecules. This has led to interest in using plant exosomes in immunotherapy for humans, particularly as a way to modulate immune responses in diseases like cancer.

Why We Are Developing Plant-Based Exosome Products

Plant-based exosomes will allow us to load these cell couriers with thousands of biomimetic factors, including growth factors, peptides, liposomes, amino acids, and proteins directed explicitly to target inflammation as well as for wound healing angiogenesis and the stimulation of hyaluronic acid, collagen and elastin production.

Furthermore, Plant-based exosomes can be engineered to carry drugs, proteins, or RNA molecules to specific tissues or cells, making them highly promising for targeted drug delivery systems. Exosomes are naturally adept at fusing with cell membranes, which allows them to efficiently deliver their cargo directly to the inside of recipient cells. This makes them ideal for delivering therapeutic agents to targeted locations in the body, minimizing side effects compared to conventional drugs.

Our Future With Plant-Based Exosomes

The future of plant-based exosomes is promising, with growing interest in their potential to revolutionize fields like medicine, agriculture, and food science. As research into their properties and applications expands, we are likely to see significant advances in both their use as therapeutic tools and their integration into various industries. Below is a discussion of which areas we believe plant-based exosomes could make a significant impact, in the future.

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Drug Delivery and Targeted Therapy. One of the most exciting possibilities for plant-based exosomes is their use in targeted drug delivery. Due to their natural ability to carry bioactive molecules (proteins, lipids, RNAs) across cellular membranes, plant exosomes could be engineered to deliver therapeutic drugs, gene therapies, or even vaccines directly to specific cells or tissues. This targeted delivery could help minimize side effects and enhance the effectiveness of treatments for conditions such as cancer, autoimmune diseases, and neurodegenerative disorders.

Future Impact: Researchers are working on optimizing plant exosomes as delivery systems for chemotherapeutic agents, RNA-based therapies (like siRNA or mRNA), and immune modulators, which could offer a safer and more efficient alternative to traditional delivery methods.

Immunotherapy and Vaccine Development. Plant exosomes have shown promise in immunotherapy, particularly in their potential to modulate immune responses. Because exosomes can carry and deliver immune-stimulating molecules, they might be used to enhance the immune system's ability to recognize and attack cancer cells or pathogens. Additionally, plant exosomes are being explored for their potential in vaccine delivery, where they could deliver antigens to stimulate a protective immune response without the risk of disease transmission from animal-based products.

Future Impact: Plant exosome-based vaccines and immune therapies could become an affordable, scalable, and safer alternative to current vaccine technologies, with fewer concerns about contamination from animal pathogens.

Nutraceuticals and Food Supplements. Plant exosomes are thought to carry bioactive molecules, such as polyphenols, flavonoids, and small RNAs, that have health-promoting effects. These exosomes could be used as nutraceuticals-natural food-based substances that offer health benefits beyond basic nutrition. Since exosomes can protect and deliver their bioactive cargo more effectively than simple nutrients, plant-based exosomes could enhance the bioavailability of nutrients and therapeutic compounds.

Future Impact: We may see the development of new, plant-derived functional foods or supplements, including exosome-enriched products that help in preventing chronic diseases, reducing inflammation, or improving gut health. These products could be more effective and easier to absorb than current supplements.

Gene Therapy and RNA Delivery. Plant exosomes can naturally carry and transport small RNA molecules, including miRNA (microRNA) and siRNA (small interfering RNA). These RNA molecules have the potential to regulate gene expression and are of great interest for gene therapy. By using plant exosomes to deliver RNA to target cells, it may be possible to manipulate gene expression in a controlled way for therapeutic purposes.

Future Impact: In the future, plant exosomes could be engineered to deliver RNA therapies for genetic disorders (e.g., cystic fibrosis, muscular dystrophy) and other conditions where gene silencing or activation is needed. This could be a more natural and efficient delivery system compared to viral vectors currently used in gene therapy.

Cancer Diagnosis and Treatment. Exosomes, in general, are involved in cell-to-cell communication and can carry molecules that reflect the condition of their originating cells. Plant-based exosomes, due to their biocompatibility and lack of toxicity, could be engineered for use in cancer diagnostics and therapeutics. They might be used to carry tumor-associated antigens or RNA-based treatments that could target and destroy cancer cells.

Future Impact: Plant exosome-based diagnostics could be developed as non-invasive tests for detecting cancer or monitoring treatment response. Additionally, they could play a role in targeting specific cancer cells, improving the precision of cancer therapies while reducing damage to healthy tissue.

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Cosmetic and Skin Care Applications. Due to their ability to deliver bioactive compounds and proteins, plant-based exosomes are being explored for use in cosmetics and skin care products. These exosomes could be used to deliver anti-aging compounds, moisturizing agents, and other beneficial ingredients directly to skin cells, improving the effectiveness of skin treatments.

Future Impact: Plant exosomes could revolutionize the cosmetic industry by creating new anti-aging formulations, wound healing products, and skin regeneration therapies. Exosome-based cosmetics could be more effective than current formulations, with fewer side effects.

Environmental and Agricultural Benefits. Plant exosomes are involved in plant immunity and are being studied for their potential role in plant defense against pathogens. In agriculture, plant-based exosomes could be used as natural pesticides or plant growth regulators to enhance crop protection without the need for synthetic chemicals.

Future Impact: Plant exosomes could be used in agriculture to create sustainable and eco-friendly pest control, enhanced crop resistance to diseases, and even improved plant growth. This could help reduce reliance on harmful chemicals and contribute to more sustainable farming practices.

Cost-Effective and Scalable Production. One of the key advantages of plant-based exosomes is the ease of scalable production. Unlike animal or synthetic-based exosome systems, plants can be grown in large quantities, making it possible to produce exosomes at a lower cost. This scalability could facilitate their use in a wide range of commercial applications.

Future Impact: Plant-based exosomes could be mass-produced for therapeutic, industrial, and agricultural uses, leading to the creation of affordable and accessible treatments in areas like gene therapy, drug delivery, and disease prevention.

Recent Development – Orphan Drug Designation

In November 2025, Exousia Ai received Orphan Drug Designation (ODD) from the U.S. Food and Drug Administration (FDA) for malignant Glioma, a/k/a Glioblastoma multiforme (GBM). Exousia Ai, along with Dr. Marvin S. Hausman, had filed for ODD last year for its exosome-based GBM treatment. The ODD approved by the FDA opens opportunities for advancing Exousia Ai’s cancer therapy as it moves into the next clinical phases.

GBM is the most common and highly malignant central nervous system (CNS) tumor that currently lacks adequate treatment, according to the Company’s management. Exousia Ai’s breakthrough exosomal technology has the ability to deliver a wide range of therapeutics, including genetic material, into cells afflicted with cancer, such as GBM. The therapeutic technology presented in this ODD is a method for using exosomes loaded with desired nucleic acids, in the effective treatment of GBM when combined with currently available standard anticancer therapy.

To receive ODD, a company, like Exousia Ai, must submit a request to the FDA with a scientific rationale demonstrating a medically plausible basis for expecting the drug to be effective in treating the rare disease. Preclinical or clinical data often support this rationale. The FDA reviews these requests and, if the criteria are met, grants the orphan drug designation.

Intellectual Property

Progenicyte License. Effective January 1, 2025, Exousia Ai entered into an Alliance Agreement (the “Progenicyte Agreement”) with Progenicyte Japan CO., LTD. (“Progenicyte”), with respect to a business alliance regarding the implementation of certain technologies (the “Licensed Technologies”) in Exousia Ai’s exosome products. Exousia Ai pays Progenicyte a license fee with respect to the Licensed Technologies of $16,667 per month.

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The Licensed Technologies relate to a Progenicyte invention known as “A Novel Method to Load the Desired Nucleic Acid Into Exosomes as a Nucleic Acid Drug Delivery System.” The Licensed Technologies are the subject of a USPTO 371 PCT (Patent Cooperation Treaty) Patent Application PCT/JP2024/009529, filed March 13, 2023, which claims priority to Japanese Patent Application 2022-040244, filed March 15, 2022.

Proprietary. Exousia Ai also owns the following intellectual property:

•	Those serotonin assay(s) being developed by Dr. Kiminobu Sugaya at the University of Central Florida, including, but not limited to, preclinical and clinical data deriving therefrom or associated therewith.
•	Exosome development protocol currently active at the laboratory of Dr. Kiminobu Sugaya at the University of Central Florida, including blood samples sent from the laboratory of Dr. Viviana Trezza and analysis data therefor obtained by Fabrizio Ascone.

In addition, Exousia Ai owns additional proprietary intellectual properties (the “Proprietary IP”) that Exousia Ai considers key to its business plans, as follows:

•	A Novel Method to Load the Desired Nucleic Acid into Exosomes as a Nucleic Acid Drug Delivery System;
•	Differential Sequence of Exosomal Nanog Dna as a Potential Diagnostic Cancer Marker; and
•	Delivery of Gene Expression Modulating Agents for Therapy Against Cancer and Viral Infection.

By combining the Licensed Technologies with the Proprietary IP, we believe we will be able to produce products that will be extremely effective in assisting in the treatment of many diseases, including certain cancers.

Sourcing

It is our objective to produce all plant-based exosomes needed in our business operations. However, until such time, we intend to source our mammalian exosomes from suppliers in the United States. We expect no difficulties in obtaining needed supplies of such exosomes.

Competition

We are in competition with companies that are larger, more established and better capitalized than are we. The medical products development industry and the consumer medical products industry are highly competitive, rapidly evolving and subject to constant change. The number of competitors in each of these industries is substantial. We expect that, if our products establish a market niche, competition will arise from a variety of sources, including from large health-related companies to other smaller national and regional health-related companies.

Many of our potential competitors possess:

•	greater financial, technical, personnel, promotional and marketing resources;
•	longer operating histories;
•	greater name recognition; and
•	larger consumer bases.

We cannot assure you that we will be able to compete effectively in our extremely competitive industry.

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Government Regulations

Having obtained Orphan Drug status from the FDA for Exousia Ai’s Glioblastoma Multiforme (GBM) treatment using exosomes, all of our business activities are required to be conducted in accordance with all FDA and other relevant rules and regulations.

Properties

The Company shares its principal office in St. Petersburg, Florida, with Exousia Pro, Inc., its majority shareholder, at a monthly rental of $150. The Company also shares a 1,000 square foot lab space in Orlando, Florida, with Exousia Pro, Inc., at a monthly rental of $2,160.83. The Company owns no real property.

Employees

Our employees consist of our sole executive officer of the Company and a lab technician in the Orlando lab. Should the Company obtain additional funding, it is expected that it will hire a small number of additional employees. The Company has used, and expects to continue using, the services of certain outside consultants and advisors as needed on a consulting basis.

Risk Factors

Risks Related to Our Limited Operating History, Financial Position and Capital Needs

We have a limited operating history and a history of net losses, and we may not achieve or maintain profitability in the future. We have a limited history of operations and are considered an early-stage company. We are subject to many risks common to such enterprises, including under-capitalization, cash shortages, limitations with respect to personnel, financial, and other resources, and lack of revenues, as well as significant competition from existing and emerging competitors, many of which are established and have access to capital. In addition, as a new business, we may encounter unforeseen expenses, difficulties, complications, delays, and other known and unknown factors. We will need to transition from an early-stage company to a company capable of supporting larger scale commercial activities. If we are not successful in such a transition, our business, results, and financial condition will be harmed.

Although we expect to become profitable, there is no guarantee that such will be the case, and we may never become profitable. We currently have a negative operating cash flow and may continue to have that for the foreseeable future. Our net losses may worsen and our ability to generate revenues and potential to become profitable will depend largely on our ability to manufacture and market our products. There can be no assurance that any such events will occur or that we will ever become profitable. Even if we do achieve profitability, we cannot predict the level of such profitability. If we sustain losses over an extended period of time, we may be unable to continue our business.

We will need additional financing to continue to sustain operations at this time. Our operating cash flow is insufficient to fund all of our operational needs and we will require additional financing to continue our operations. There can be no assurance that such financing will be available on favorable terms or at all. Failure to obtain additional financing could result in delay or indefinite postponement of the deployment of our products. Additional financing may dilute the ownership interest of our shareholders at the time of the financing, and may dilute the value of their investment in our common stock. After taking into account the proceeds of this offering, we anticipate that our current cash reserves will last in excess of twelve months under our present operating expectations.

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We may face difficulties obtaining additional financing, and additional financing may result in further dilution. We anticipate expending substantial funds to carry out the development, introduction, distribution, and manufacture of our products. We may require additional funds for these purposes through one or more public or private financing transactions. No assurance can be given that such additional funds will be available on acceptable terms or at all. Additionally, U.S. banks often refuse to provide banking services to businesses involved in the psilocybin industry because of the present state of the laws and regulations governing financial institutions in the United States, which discourage the provision of banking services to companies involved in the research or production of controlled substances. Consequently, in comparison to companies in other industries, we may face increased difficulties in obtaining financing from U.S. banks due to the nature of our business. If such funds are unavailable or are only available at a prohibitive cost, we may have to significantly curtail our product development program or seek funds through financing alternatives, including equity financing. Any additional equity financing may result in dilution to existing shareholders.

There is doubt about our ability to continue as a viable business. We have not earned a profit from our operations during recent financial periods. There is no assurance that we will ever earn a profit from our operations in future financial periods.

We may be unable to obtain sufficient capital to implement our full plan of business. Currently, we do not have sufficient financial resources with which to establish our growth strategies. There is no assurance that we will be able to obtain sources of financing, including in this offering, in order to satisfy our working capital needs.

We do not have a successful operating history. Because neither our company nor Exousia Ai has ever earned a profit, an investment in our company is speculative in nature. Because of this lack of operating success, it is difficult to forecast our future operating results. Additionally, our operations will be subject to risks inherent in the implementation of new business strategies, including, among other factors, efficiently deploying our capital, developing and implementing our marketing campaigns and strategies and developing greater awareness. Our performance and business prospects will suffer if we are unable to overcome the following challenges, among others:

-	our dependence upon external sources for the financing of our operations, particularly given that there are concerns about our ability to continue as a going concern;
-	our ability to execute our business strategies;
-	our ability to manage our expansion, growth and operating expenses;
-	our ability to finance our business;
-	our ability to compete and succeed in highly a competitive industry; and
-	future geopolitical events and economic crisis.

There are risks and uncertainties encountered by under-capitalized companies. As an under-capitalized company, we are unable to offer assurance that we will be able to overcome our lack of capital, among other challenges.

We may not be successful in establishing our exosome-based business model. We are unable to offer assurance that we will be successful in establishing our exosome-based business model. Should we fail to do so, you can expect to lose your entire investment in our common stock.

We may never earn a profit in future financial periods. Because we lack a successful operating history, we are unable to offer assurance that we will ever earn a profit in future financial periods.

If we are unable to manage future expansion effectively, our business may be adversely impacted. In the future, we may experience rapid growth in our operations, which could place a significant strain on our company’s infrastructure, in general, and our internal controls and other managerial, operating and financial resources, in particular. If we are unable to manage future expansion effectively, our business would be harmed. There is, of course, no assurance that we will enjoy rapid development in our business.

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We currently depend on the efforts of our sole executive officer; the loss of this person could disrupt our operations and adversely affect the further development of our business. Our success in establishing implementing our exosome-based business strategies will depend, primarily, on the continued service of our sole executive officer, Matthew Dwyer. The loss of Mr. Dwyer, for any reason, could seriously impair our ability to execute our business strategies, which could have a materially adverse effect on our business and future results of operations. We have not entered into an employment agreement with Mr. Dwyer. We have not purchased any key-man life insurance.

If we are unable to recruit and retain key personnel, our business may be harmed. If we are unable to attract and retain key personnel, our business may be harmed. Our failure to enable the effective transfer of knowledge and facilitate smooth transitions with regard to our key employees could adversely affect our long-term strategic planning and execution.

Our exosome-based strategies are not based on independent market studies. We have not commissioned any independent market studies with respect to the potential markets for our exosome-based products. Rather, our implementation plans and achieving profitability are based on the experience, judgment and assumptions of our management. If these assumptions prove to be incorrect, we may not be successful in establishing our business.

Our Board of Directors may change our policies without shareholder approval. Our policies, including any policies with respect to investments, leverage, financing, growth, debt and capitalization, will be determined by our Board of Directors or officers to whom our Board of Directors delegates such authority. Our Board of Directors will also establish the amount of any dividends or other distributions that we may pay to our shareholders. Our Board of Directors or officers to which such decisions are delegated will have the ability to amend or revise these and our other policies at any time without shareholder vote. Accordingly, our shareholders will not be entitled to approve changes in our policies, which policy changes may have a material adverse effect on our financial condition and results of operations.

Risks Related to Our Business

We are in competition with companies that are larger, more established and better capitalized than is our company. We are in competition with companies that are larger, more established and better capitalized than are we. The medical products development industry and the consumer medical products industry are highly competitive, rapidly evolving and subject to constant change. The number of competitors in each of these industries is substantial. We expect that, if our products establish a market niche, competition will arise from a variety of sources, including from large health-related companies to other smaller national and regional health-related companies.

Many of our potential competitors possess:

-	greater financial, technical, personnel, promotional and marketing resources;
-	longer operating histories;
-	greater name recognition; and
-	larger consumer bases.

We cannot assure you that we will be able to compete effectively in our extremely competitive industry.

Our planned consumer medical products will compete in highly competitive markets, which would result in pressure on our profit margins and limit our ability to establish, maintain and increase the market share of our products. All of our future products will be subject to significant competition and pricing pressures. We will experience significant competitive pricing pressures, as well as competitive products. While we expect that our exosome-infused products will possess unique competitive features as compared to those offered by other companies, several competitors can be expected to offer products with prices that may match or are lower than ours.

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It is possible that one or more of our competitors could develop a significant research advantage over our company that allows them to provide superior products or pricing, which could put us at a competitive disadvantage. Continued pricing pressure or improvements in research and shifts in customer preferences away from products such as our planned products could adversely impact our customer base or pricing structure and have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Any future adverse publicity or consumer perception of our planned products and any similar products distributed by others could harm our reputation and adversely affect our sales and revenues. We expect that we will be highly dependent upon positive consumer perceptions of the quality of our planned products, as well as similar products distributed by other companies. Consumer perception of our products can be substantially influenced by scientific research or findings, national media attention and other publicity about product use. Adverse publicity from these sources regarding the safety, quality or efficacy of our products, or products similar to ours, could harm our reputation and results of operations. The mere publication of news articles or reports asserting that such products may be harmful or questioning their efficacy could have a material adverse effect on our business, financial condition and results of operations, regardless of whether such news articles or reports are scientifically supported or whether the claimed harmful effects would be present at the dosages recommended for such products.

If we are unable to develop and later market our products under development in a timely manner or at all, or if competitors develop or introduce similar products that achieve commercialization before our products enter the market, the demand for our products may decrease or the products could become obsolete. Our planned products will compete in extremely competitive markets, where competitors may already be well established. We expect that competitors will continue to innovate and to develop and introduce similar products that could be competitive in both price and performance. Competitors may succeed in developing or introducing similar products earlier than, obtaining regulatory approvals and clearances for such products before our products are approved and cleared, or developing more effective products. In addition, competitors may have products which may achieve commercialization before our products enter the market.

If our planned products do not provide the beneficial effects intended, our business may suffer. Our planned products are expected to contain exosomes and other innovative ingredients or combinations of ingredients. It is possible that one or more of our planned products could have certain side effects if not used as directed or if used by a consumer that has certain medical conditions. Furthermore, there can be no assurance that any of our planned products, even when used as directed, will have the effects intended or will not have harmful side effects. Should any of our planned products cause unwanted side effects or not have the results intended, it could have a material adverse effect on our business, financial condition and results of operations.

Our marketing strategies for our planned products may not be successful. We will be required to attract customers to our products, all of which will be new upon their introduction. Should our marketing strategies fail to establish sales of our planned products, our operations will be adversely affected.

Our business may be affected by litigation and government investigations. We may, from time to time, receive inquiries and subpoenas and other types of information requests from government authorities and others and we may become subject to claims and other actions related to our business activities. While the ultimate outcome of investigations, inquiries, information requests and legal proceedings is difficult to predict, defense of litigation claims can be expensive, time-consuming, and distracting, and adverse resolutions or settlements of those matters may result in, among other things, modification of our business practices, costs and significant payments, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.

There will be no third-party oversight over the manufacturer of our planned products, should we determine to contract for their manufacture. For our planned products, we may elect to engage one or more third-party manufacturers whose facilities are FDA-approved. While such facilities are inspected by the FDA, FDA inspections may not be conducted on a regular basis. Further, we do not intend to employ an independent third party to inspect regularly any such facility nor will our management regularly visit such facility to conduct a quality control review. As such, there is a risk that the quality of our planned products could decline. Any decline, or perception of decline, in the quality of our planned products could adversely affect our reputation and consequently adversely affect our results of operations and revenue.

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The sale of our planned products will involve product liability and related risks that could expose us to significant insurance and loss expenses. We will face an inherent risk of exposure to product liability claims if the use of our planned products results in, or is believed to have resulted in, illness or injury. In addition, interactions of these planned products with other products, prescription medicines and over-the-counter drugs have not been fully explored or understood and may have unintended consequences.

Any product liability claim may increase our costs and adversely affect our revenue and operating income. Moreover, liability claims arising from a serious adverse event may increase our costs through higher insurance premiums and deductibles and may make it more difficult to secure adequate insurance coverage in the future. In addition, our product liability insurance may fail to cover future product liability claims, which, if adversely determined, could subject us to substantial monetary damages.

We will be subject to product recalls. Manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labeling disclosure. If any of our planned products are recalled due to an alleged product defect or for any other reason, we could be required to incur the unexpected expense of the recall and any legal proceedings that might arise in connection with the recall. We may lose a significant amount of sales and may not be able to replace those sales at an acceptable margin or at all. In addition, a product recall may require significant management attention. There can be no assurance that any quality, potency or contamination problems will be detected in time to avoid unforeseen product recalls, regulatory action or lawsuits. Additionally, if one of our products were subject to recall, the image of that product and our company could be harmed. A recall for any of the foregoing reasons could lead to decreased demand for our products and could have a material adverse effect on our results of operations and financial condition. Additionally, product recalls could lead to increased scrutiny of our operations by the FDA or other regulatory agencies, requiring further management attention and potential legal fees and other expenses.

Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products and brand. We have invested, and will continue to invest, resources to protect our brands and intellectual property rights. However, we may be unable or unwilling to strictly enforce our intellectual property rights, including our patents and trademarks, from infringement. Our failure to enforce our intellectual property rights could diminish the value of our brands and product offerings and harm our business and future growth prospects.

If we are unable to obtain and maintain protection of our intellectual property, which are costly to maintain, the value of our products may be adversely affected. Our industry is characterized by vigorous pursuit and protection of intellectual property rights, which has resulted in protracted and expensive litigation for several companies. Third parties may assert claims of misappropriation of trade secrets or infringement of intellectual property rights against us or against our end customers or partners for which we may be liable.

As our business expands, the number of products and competitors in our markets can be expected to increase and product overlaps to occur, and infringement claims may increase in number and significance. Intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, and we cannot be certain that we would be successful in defending ourselves against intellectual property claims. Further, many potential litigants have the capability to dedicate substantially greater resources than we can to enforce their intellectual property rights and to defend claims that may be brought against them. Furthermore, a successful claimant could secure a judgment that requires us to pay substantial damages or prevents us from distributing products or performing certain services.

We will attempt to protect our intellectual property position, in part, by filing patent applications related to our developed proprietary technologies, inventions and improvements that are important to our business. However, our patent and trademark positions are not likely, by themselves, to prevent others from commercializing products that compete directly with our products. In addition, any patents and trademarks that may be owned by us or issued to us could be challenged, invalidated or held to be unenforceable. We also note that any patent granted may not provide a competitive advantage to us. Our competitors may independently develop technologies that are substantially similar or superior to our technologies. Further, third parties may design around our proprietary products and technologies.

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We rely on certain trade secrets and we may not be able to adequately protect our trade secrets even with contracts with our personnel and third parties. Also, any third party could independently develop and have the right to use, our trade secret, know-how and other proprietary information. If we are unable to protect our intellectual property rights, our business, prospects, financial condition and results of operations could suffer materially.

Risks Related to a Purchase of the Offered Shares

We may seek additional capital that may result in shareholder dilution or that may have rights senior to those of our common stock. From time to time, we may seek to obtain additional capital, either through equity, equity-linked or debt securities. The decision to obtain additional capital will depend on, among other factors, our business plans, operating performance and condition of the capital markets. If we raise additional funds through the issuance of equity, equity-linked or debt securities, those securities may have rights, preferences or privileges senior to the rights of our common stock, which could negatively affect the market price of our common stock or cause our shareholders to experience dilution.

You may never realize any economic benefit from your ownership of our common stock. Because our common stock is volatile and thinly traded, there is no assurance that you will ever realize any economic benefit from shares common stock purchased by you.

We do not intend to pay dividends on our common stock. We intend to retain earnings, if any, to provide funds for the implementation of our business strategy. We do not intend to declare or pay any dividends in the foreseeable future. Therefore, there can be no assurance that holders of our common stock will receive cash, stock or other dividends on their shares of our common stock, until we have funds which our Board of Directors determines can be allocated to dividends.

Our shares of common stock are Penny Stock, which may impair trading liquidity. Disclosure requirements pertaining to penny stocks may reduce the level of trading activity in the market for our common stock and investors may find it difficult to sell their shares. Trades of our common stock will be subject to Rule 15g-9 of the SEC, which rule imposes certain requirements on broker-dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, broker-dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction prior to sale. The SEC also has rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in that security is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation.

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Our common stock is thinly traded and its market price may become highly volatile. There is currently only a limited market for our common stock. A limited market is characterized by a relatively limited number of shares in the public float, relatively low trading volume and a small number of brokerage firms acting as market makers. The market for low priced securities is generally less liquid and more volatile than securities traded on national stock markets. Wide fluctuations in market prices are not uncommon. No assurance can be given that the market for our common stock will continue. The price of our common stock may be subject to wide fluctuations in response to factors such as the following, some of which are beyond our control:

-	quarterly variations in our operating results;
-	operating results that vary from the expectations of investors;
-	changes in expectations as to our future financial performance, including financial estimates by investors;
-	reaction to our periodic filings, or presentations by executives at investor and industry conferences;
-	changes in our capital structure;
-	announcements of innovations or new services by us or our competitors;
-	announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;
-	lack of success in the expansion of our business operations;
-	announcements by third parties of significant claims or proceedings against our company or adverse developments in pending proceedings;
-	additions or departures of key personnel;
-	asset impairment;
-	temporary or permanent inability to operate our retail location(s); and
-	rumors or public speculation about any of the above factors.

Our common stock is subject to price volatility unrelated to our operations. The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our company’s competitors or our company itself. In addition, the over-the-counter stock market is subject to extreme price and volume fluctuations in general. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

Future sales of our common stock, or the perception in the public markets that these sales may occur, could reduce the market price of our common stock. In general, our officers and directors and major shareholders, as affiliates, under Rule 144 may not sell more than one percent of the total issued and outstanding shares in any 90-day period, and must resell the shares in an unsolicited brokerage transaction at the market price. The availability for sale of substantial amounts of our common stock under Rule 144 or otherwise could reduce prevailing market prices for our common stock.

As an issuer of penny stock, the protection provided by the federal securities laws relating to forward looking statements does not apply to us. Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, we will not have the benefit of this safe harbor protection in the event of any legal action based upon a claim that the material provided by us contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading. Such an action could hurt our financial condition.

Management

The following table sets forth certain information concerning our company’s executive management.

Name	Age	Position(s)
Matthew Dwyer	60	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director

Our directors serve until a successor is elected and qualified. Our officers are elected by the Board of Directors to a term of one (1) year and serves until their successor(s) is duly elected and qualified, or until they are removed from office.

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Certain information regarding the background of our sole officer and director is set forth below.

Matthew Dwyer assumed his positions with our company on November 14, 2025. Since April 2025, Mr. Dwyer has served as President of Exousia Pro, Inc., formerly Marijuana, Inc., a publicly-traded Florida corporation (trading symbol: MAJI), an exosome-based biotechnology company. For more than the last 10 years, Mr. Dwyer has managed his own investments. In addition, from November 2017 to December 2022, Mr. Dwyer served as an officer and director of JFH Digital E-Commerce Corp., formerly Integrated Cannabis Solutions, Inc. (trading symbol: IGPK), an online commerce company. Mr. Dwyer has also served variously as an officer and director of the following companies: from November 2017 to November 2021, he was President and Director of Global Consortium, Inc., a company active in the cannabis industry in California; from November 2017 to October 2020, he was President and Director of Trans Global Group, Inc., a specialty products company; from April 2004 to April 2017, he was President and Director of Baron Capital Enterprise, Inc., a consulting company and debt financier; From January 2017 to June 2017, he was President and Director of Experience Art and Design, Inc., a development-stage company that was seeking to acquire an active business. Mr. Dwyer will devote no less than 20 hours per week to the Company’s business. The Company believes that Mr. Dwyer is capable of serving in his positions with the Company, without any impairment.

Principal Owners of Common Stock

The following table sets forth information known to the Company relating to the beneficial ownership of shares of the Company’s voting securities, as of the date of this Current Report, by: each person who is known by us to be the beneficial owner of more than 5% of our outstanding voting stock; each director; each named executive officer; and all named executive officers and directors as a group. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

Name of Shareholder	Number of Shares Beneficially Owned	% Beneficially Owned(1)
Executive Officers and Directors
Matthew Dwyer	0	0%
Officers and directors, as a group (1 person)	0	0%
5% Owners
Exousia Pro Holding Management, LLC(2)	41,223,000	58.89%
Progenicyte Japan CO., LTD.(3)	21,000,000	30.00%
Zhang Shengwu	5,250,000	7.50%

(1)	Based on 70,000,000 shares of common stock outstanding as of November 17, 2025.
(2)	The shareholder is a wholly-owned subsidiary to Exousia Pro, Inc., formerly Marijuana, Inc., the Chief Executive Officer of which is Michael Sheikh. As Chief Executive Officer, Mr. Sheikh possesses voting and dispositive control over the shares owned by this shareholder. The address of this shareholder is 7901 4th Street N #23494, St. Petersburg, Florida 33702.
(3)	The CEO of this shareholder is Neung Suh. As CEO, Mr. Suh possesses voting and dispositive control over the shares owned by this shareholder. The address of this shareholder is 6 Chome-9-1 Minatojima Nakamachi, Chuo Ward, Kobe, Hyogo, 650-0046, Japan.

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Item 3.02 Unregistered Sales of Equity Securities.

The description of the issuances of the Acquisition Shares pursuant to the Reorganization Agreement set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The issuances of the Acquisition Shares were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder, as there was no general solicitation, the issuances did not involve a public offering, and there were only two shareholders of Exousia Ai, each of whom were accredited or financially sophisticated.

Item 5.01 Changes in Control of Registrant.

The description of the issuances of the Acquisition Shares pursuant to the Reorganization Agreement set forth in Item 1.01 above is incorporated by reference into this Item 5.01. The issuance of 41,223,000 Acquisition Shares to Exousia Pro Holding Management, LLC (“EPHM”), a subsidiary of Exousia Pro, Inc., formerly Marijuana, Inc., a publicly-traded Florida corporation (trading symbol: MAJI), constituted a change of control as Zhang Shengwu, who owned over 50% of the Company’s common stock prior to the closing of the Reorganization Agreement, no longer controls the Company after effecting the issuances described above. EPHM’s ownership of Company common stock represents approximately 58.89% of the Company’s outstanding shares of common stock.

As set forth in Item 1.01 above, effective as of the closing of the Reorganization Agreement, Zhang Shengwu resigned as the Company’s Sole Officer and Director and Matthew Dwyer was appointed as the Company’s new Sole Officer and Director.

Certain information regarding the background of Mr. Dwyer is set forth below.

Matthew Dwyer, 60, has, since April 2025, served as President of Exousia Pro, Inc., formerly Marijuana, Inc., a publicly-traded Florida corporation (trading symbol: MAJI), an exosome-based biotechnology company. For more than the last 10 years, Mr. Dwyer has managed his own investments. In addition, from November 2017 to December 2022, Mr. Dwyer served as an officer and director of JFH Digital E-Commerce Corp., formerly Integrated Cannabis Solutions, Inc. (trading symbol: IGPK), an online commerce company. Mr. Dwyer has also served variously as an officer and director of the following companies: from November 2017 to November 2021, he was President and Director of Global Consortium, Inc., a company active in the cannabis industry in California; from November 2017 to October 2020, he was President and Director of Trans Global Group, Inc., a specialty products company; from April 2004 to April 2017, he was President and Director of Baron Capital Enterprise, Inc., a consulting company and debt financier; From January 2017 to June 2017, he was President and Director of Experience Art and Design, Inc., a development-stage company that was seeking to acquire an active business. Mr. Dwyer will devote no less than 20 hours per week to the Company’s business. The Company believes that Mr. Dwyer is capable of serving in his positions with the Company, without any impairment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 5.01. Changes in Control of Registrant is incorporated in this Item 5.02.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than 71 days after the closing of the Reorganization Agreement.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than 71 days after the closing of the Reorganization Agreement.

(d) Exhibits.

Exhibit Number	Description
2.1	Plan and Agreement of Reorganization between the Company and the Shareholders of Exousia Ai, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMY

Date: November 17, 2025	By:	/s/ Zhang Shengwu
Zhang Shengwu
Chief Executive Officer

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